Exhibit 10.6

EXECUTION COPY

PERFORMANCE GUARANTY

This PERFORMANCE GUARANTY (this “Guaranty”) is made as of the 12th day of December, by Medallion Financial Corp. (the “Guarantor”), in favor of Taxi Medallion Loan Trust III (the “Borrower”), Autobahn Funding Company LLC, as lender (the “Lender”), and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, as agent (the “Agent”), in connection with (i) that certain Servicing Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Servicing Agreement”), by and among the Borrower, Medallion Funding Corp. (“Medallion Funding”), as servicer, and the Agent and (ii) that certain Mortgage Loan Purchase and Contribution Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and between the Borrower, as transferee, and Medallion Funding, as transferor.

1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Servicing Agreement or, if not defined therein, in the Loan Agreement referred to therein. In addition, the following terms have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

“Guaranteed Obligations” means the punctual performance when due of all present and future servicing obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of Medallion Funding, arising under or in connection with the Servicing Agreement or the transactions contemplated thereby.

2. Guaranty. For value received and in consideration of the transactions contemplated by the Servicing Agreement, the Guarantor unconditionally guarantees for the benefit of the Borrower and the Secured Parties the full and prompt performance when due of all the Guaranteed Obligations and agrees to cause and enable Medallion Funding to perform each and every obligation, covenant, agreement and term imposed upon the Secured Parties under the Servicing Agreement. In addition, the Guarantor shall pay to the Borrower, the Agent and the Lender on demand and in immediately available funds an amount equal to all reasonable fees, costs and expenses (including, without limitation, all court costs and all reasonable attorneys’ and paralegals’ fees, costs and expenses) paid or incurred by the Borrower, the Agent or the Lender in: (1) endeavoring to enforce all or any part of the Guaranteed Obligations from, or in prosecuting any action against, the Guarantor relating to this Guaranty or the Servicing Agreement or the transactions contemplated hereby or thereby; or (2) preserving, protecting or defending the enforceability of, or enforcing, this Guaranty or its rights hereunder. In addition, the Guarantor further agrees to pay to (or reimburse) the Borrower, the Agent and the Lender, on demand and in immediately available funds, interest on any amount due hereunder, from the date of demand under this Guaranty until paid in full at the Default Funding Rate.

3. Obligations Unconditional. The Guarantor hereby agrees that its obligations under this Guaranty shall be unconditional, irrespective of:

(i) the validity, enforceability, avoidance or subordination of any of the Guaranteed Obligations or the Servicing Agreement;

(ii) the absence of any attempt by, or on behalf of, the Borrower, the Lender or the Agent to collect, or to take any other action to enforce, all or any part of the Guaranteed Obligations whether from or against Medallion Funding, any other guarantor of the Guaranteed Obligations or any other party;

(iii) the election of any remedy by, or on behalf of, the Borrower, the Lender or the Agent with respect to all or any part of the Guaranteed Obligations;

(iv) the waiver, amendment, consent, extension, forbearance or granting of any indulgence by, or on behalf of, the Borrower, the Lender or the Agent with respect to any provision of the Servicing Agreement;

(v) the failure of the Borrower, the Lender or the Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Guaranteed Obligations or any rights as against any other guarantor of the Guaranteed Obligations or any release of any collateral security for or release of any other guarantor in respect of the Guaranteed Obligations;

(vi) the election by, or on behalf of, the Borrower, the Lender or the Agent, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code;

(vii) any borrowing or grant of a security interest by Medallion Funding, as a debtor-in-possession, under Section 364 of the Bankruptcy Code;

(viii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Borrower, the Lender or the Agent for repayment of all or any part of the Guaranteed Obligations, including any amount due hereunder;

(ix) any actual or alleged fraud by any party (other than the Lender or the Agent); or

(x) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of Medallion Funding or a guarantor (other than the defense of payment or performance).

4. Representations and Warranties. The Guarantor hereby represents and warrants to, and covenants with the Borrower, the Agent, for the benefit of the Secured Parties, and the Lender that:

(i) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the Delaware;

(ii) The Guarantor has the full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Guaranty, and has duly authorized the execution, delivery and performance of this Guaranty, has duly executed and delivered this Guaranty, and this Guaranty constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;

(iii) None of the execution and delivery of this Guaranty, the consummation of the transactions contemplated hereby or thereby, nor the fulfillment of or compliance with the terms and conditions of this Guaranty will conflict with or result in a breach of any of the terms, conditions or provisions of the Guarantor’s charter or bylaws or any agreement or instrument to which the Guarantor is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Guarantor or its property is subject;

(iv) There is no litigation pending or, to the Guarantor’s knowledge, after due inquiry, threatened, which if determined adversely to the Guarantor, would adversely affect the execution, delivery or enforceability of this Guaranty, or any of the duties or obligations of the Guarantor hereunder, or which would have a material adverse effect on the financial condition of the Guarantor; and

(v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Guarantor of or compliance by the Guarantor with this Guaranty or the consummation of the transactions contemplated hereby or thereby.

5. Enforcement; Application of Payments. Upon the occurrence of a Servicer Default, the Agent may proceed directly and at once, without notice, against the Guarantor to obtain performance of the Guaranteed Obligations, without first proceeding against Medallion Funding, any other guarantor or any other party, or against any security or collateral for the Guaranteed Obligations.

6. Waivers. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of Medallion Funding, protest or notice with respect to the Guaranteed Obligations, all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty, the benefits of all statutes of limitation, and all other demands whatsoever (and shall not require that the same be made on Medallion Funding as a condition precedent to the Guarantor’s obligations hereunder), and covenants that this Guaranty will not be discharged, except by complete payment (in cash) of the Guaranteed Obligations.

7. Financial Information. The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Medallion Funding and of all other circumstances bearing upon the risk of nonperformance of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and the Guarantor hereby agrees that none of the

Borrower, the Lender or the Agent shall have any duty to advise the Guarantor of information known to it regarding such condition or any such circumstances. In the event any of the Borrower, the Lender or the Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Guarantor, none of the Borrower, the Lender nor the Agent shall be under any obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which the Borrower, the Lender or the Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to the Guarantor.

8. Enforcement; Amendments; Waivers. No delay on the part of the Borrower, the Lender or the Agent in the exercise of any right or remedy arising under this Guaranty and the Servicing Agreement or otherwise with respect to all or any part of the Guaranteed Obligations shall operate as a waiver thereof, and no single or partial exercise by the Borrower, the Lender or the Agent of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Borrower, the Lender or the Agent, except as expressly set forth in a writing duly signed and delivered by the Borrower, the Lender or the Agent (as applicable). Failure by the Borrower, the Lender or the Agent at any time or times hereafter to require strict performance by Medallion Funding, any other guarantor of all or any part of the Guaranteed Obligations or any other party of any of the provisions, warranties, terms and conditions contained in the Servicing Agreement now or at any time or times hereafter executed by such parties and delivered to the Borrower, the Lender or the Agent shall not waive, affect or diminish any right of the Borrower, the Lender or the Agent at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Borrower, the Lender, the Agent, or their respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to Medallion Funding, specifying such waiver, and is signed by the Lender or the Agent (as applicable). No waiver of any Event of Default by the Borrower, the Lender or the Agent shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by the Borrower, the Lender or the Agent permitted hereunder shall in any way affect or impair the Borrower’s, the Lender’s or the Agent’s rights and remedies or the obligations of the Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by Medallion Funding to the Lender or the Agent shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was a party to the suit or action in which such determination was made.

9. Effectiveness; Termination. This Guaranty shall become effective upon its execution by the Guarantor and shall continue in full force and effect and may not be terminated or otherwise revoked until the earlier of (i) the date on which Medallion Funding or any other Affiliate of the Guarantor is no longer acting as Servicer under the Servicing Agreement and (ii) the Final Payout Date. If, notwithstanding the foregoing, the Guarantor shall have any right under applicable law to terminate or revoke this Guaranty, the Guarantor agrees that such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto, signed by the Guarantor, is actually received by the Agent. Such notice shall not affect the right and power of the Lender or the Agent to enforce rights arising prior to receipt thereof by the Agent. If the Lender grants, loans or takes other action after the Guarantor terminates or revokes this Guaranty but before the Agent receives such written notice, the rights of the Agent with respect thereto shall be the same as if such termination or revocation had not occurred.

10. Successors and Assigns. This Guaranty shall be binding upon the Guarantor and upon its successors and assigns and shall inure to the benefit of the Borrower, the Lender and the Agent and their respective successors and assigns; all references herein to the Borrower, Medallion Funding, to the Lender, to the Agent and to the Guarantor shall be deemed to include their respective successors and assigns; provided, however, that the Guarantor may not assign any of its rights or obligations hereunder without the prior written consent of the Borrower, the Lender and the Agent. The successors of Medallion Funding shall include, without limitation, its respective receivers, trustees, debtors-in-possession or successor trustees.

11. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

12. JURY WAIVER. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

13. CONSENT TO JURISDICTION; FORUM NON CONVENIENS; SERVICE OR PROCESS. EXCEPT AS OTHERWISE SET FORTH IN SECTION 18 BELOW, EACH OF THE PARTIES TO THIS AGREEMENT HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY OR, TO THE EXTENT SUCH COURT LACKS JURISDICTION, THE COURTS OF THE STATE OF NEW YORK, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ANY PARTY’S RIGHT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

14. OTHER JURISDICTIONS; COUNTERCLAIMS. EACH OF THE BORROWER, THE LENDER AND THE AGENT SHALL HAVE THE RIGHT TO PROCEED AGAINST THE GUARANTOR OR ITS REAL OR PERSONAL PROPERTY IN A COURT

IN ANY LOCATION TO ENABLE THE AGENT TO OBTAIN PERSONAL JURISDICTION OVER THE GUARANTOR OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE AGENT. THE GUARANTOR SHALL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE AGENT ARISING OUT OF OR RELATING TO THIS GUARANTY.

15. Further Assurances. If the Guarantor fails to perform any of its obligations hereunder, the Agent may (but shall not be required to) perform, or cause performance of, such obligation; and the Agent’s reasonable costs and expenses incurred in connection therewith shall be payable by the Guarantor.

16. Waiver of Bond. The Guarantor waives the posting of any bond otherwise required of the Agent or the Lender in connection with any judicial process or proceeding to enforce any judgment or other court order entered in favor of the Borrower, the Agent or the Lender, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Guaranty or any other agreement or document among any of the Borrower, the Agent, the Lender or the Guarantor.

17. Advice of Counsel. The Guarantor represents and warrants to the Borrower, the Agent and the Lender that it has discussed this Guaranty and, specifically, the provisions of Sections 11 through 14 hereof, with its lawyers.

18. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy) and mailed, transmitted or delivered, as to each party hereto, at its address set forth as follows: (i) if to the Guarantor: Medallion Financial Corp., 437 Madison Avenue, New York, New York 10022, Attention: President, Telephone No.: 212-328-2100, Facsimile No.: 212-328-2121, or at such other address as shall be designated by such party in a written notice to the other parties hereto; (ii) if to the Agent: DZ Bank AG Deutsche Zentral-Genossenschaftsbank, New York, Branch, 609 Fifth Avenue, New York, New York 10017-1021, Attention: Asset Securitization Group, Facsimile: (212) 745-1651, Confirmation No.: (212) 745-1656, or at such other address as shall be designated by such party in a written notice to the other parties hereto; (iii) if to the Lender: Autobahn Funding Company LLC, c/o DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, 609 Fifth Avenue, New York, New York 10017-1021, Attention: Asset Securitization Group, Facsimile: (212) 745-1651, Confirmation No.: (212) 745-1656, or at such other address as shall be designated by such party in a written notice to the other parties hereto and (iv) if to the Borrower: c/o Medallion Financial Corp., 437 Madison Avenue, New York, New York 10022, Attention: President, Telephone No.: 212-328-2100, Facsimile No.: 212-328-2121, or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mails, first-class postage prepaid, (b) notice by facsimile copy, when verbal communication of receipt is obtained, (c) in the case of personal delivery or overnight mail, when delivered or (d) in the case of the Guarantor, upon delivery thereof if delivered by electronic submission.

19. Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts,

each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Guaranty by facsimile or portable document format (PDF) shall be effective as delivery of a manually executed counterpart of this Guaranty. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than the Servicing Agreement executed as of the date hereof to which the Agent is a party.

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IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor as of the day and year first set forth above.

MEDALLION FINANCIAL CORP.,

By	/s/ Brian S. O’Leary
Name:	Brian S. O’Leary
Title:	Executive Vice President & Chief Operating Officer

Acknowledged and agreed to
as of the 12th day of December, 2008

AUTOBAHN FUNDING COMPANY LLC

By:	/s/ Sandeep Srinath
Name:	Sandeep Srinath
Title:	Vice President

By:	/s/ Jayan Krishnan
Name:	Jayan Krishnan
Title:	Assistant Vice President

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK

By:	/s/ Sandeep Srinath
Name:	Sandeep Srinath
Title:	Vice President

By:	/s/ Jayan Krishnan
Name:	Jayan Krishnan
Title:	Assistant Vice President

Signature Page to Performance Guaranty